UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 31, 2002

ASTORIA FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-22228	11-3170868

(State or other jurisdiction of	(Commission File No.)	(IRS Employer
incorporation or organization)		Identification No.)

ONE ASTORIA FEDERAL PLAZA, LAKE SUCCESS, NEW YORK 11042-1085
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:	(516) 327-3000

NOT APPLICABLE
(Former name or former address, if changed since last report)

ITEMS 1 THROUGH 6 AND 8. NOT APPLICABLE

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

     The following Exhibits are furnished as part of this report:

99.1	Text of written presentation Astoria Financial Corporation made available on January 30, 2002 at the Salomon Smith Barney 5th Annual Financial Services Conference and intends to make available to interested investors and analysts during the 2002 first quarter.

99.2	Attached at Exhibit 99.2 of this Form 8-K is a copy of the Press Release dated January 28, 2002 which provides interested investors with information to access a live audio-webcast of Astoria Financial Corporation’s presentation at that conference.

ITEM 9. REGULATION FD DISCLOSURE.

     On January 30, 2002, Astoria Financial Corporation made a presentation at the Salomon Smith Barney 5th Annual Financial Services Conference. Attached at Exhibit 99.1 of this Form 8-K is a copy of the written material which Astoria Financial Corporation made available at that conference and intends to make available to interested investors during the 2002 first quarter. Also attached at Exhibit 99.2 of this Form 8-K is a copy of the Press Release dated January 28, 2002 which provides interested investors with information to access a live audio-webcast of Astoria Financial Corporation’s presentation at that conference

     The information provided pursuant hereto shall not be deemed incorporated by reference by any general statement incorporating by reference this Form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTORIA FINANCIAL CORPORATION

/S/ Peter J. Cunningham Peter J. Cunningham First Vice President and Director of Investor Relations

Dated: January 31, 2002

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of written presentation Astoria Financial Corporation made available on January 30, 2002 at the Salomon Smith Barney 5th Annual Financial Services Conference and intends to make available to interested investors and analysts during the 2002 first quarter.
99.2	Attached at Exhibit 99.2 of this Form 8-K is a copy of the Press Release dated January 28, 2002 which provides interested investors with information to access a live audio-webcast of Astoria Financial Corporation’s presentation at that conference.

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